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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 31, 2000

                       CYBEX COMPUTER PRODUCTS CORPORATION
               (Exact Name of Registrant as Specified in Charter)

       ALABAMA                     000-26496                    63-0801728
(State of Incorporation)    (Commission File Number)         (I.R.S. Employer
                                                            Identification No.)

                              4991 CORPORATE DRIVE
                            HUNTSVILLE, ALABAMA 35805
               (Address of Principal Executive Offices / Zip Code)

                                 (256) 430-4000
              (Registrant's telephone number, including area code)

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Item 5.           Other Events.

                  On May 4, 2000, Cybex Computer Products Corporation announced its results of operations for the fourth fiscal quarter and year ended March 31, 2000. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

         Exhibits.

         99.1     Press Release dated May 4, 2000


                                    SIGNATURE

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CYBEX COMPUTER PRODUCTS CORPORATION

Dated: May ____, 2000                       By:     /s/ Stephen F. Thornton
                                                 ------------------------------
                                            Stephen F. Thornton
                                            Chairman of the Board, President
                                            and Chief Executive Officer